oFCF STKPA1

                         SUPPLEMENT DATED AUGUST 3, 1998
                              TO THE PROSPECTUS OF

                   FRANKLIN CUSTODIAN FUNDS, INC. - ADVISOR CLASS
                             DATED FEBRUARY 1, 1998

The prospectus is amended as follows:

I. The section "Management Team - Income Series," found under "Who Manages the Fund?", is revised to add Frederick G. Fromm to the management team, effective January 1998, and to add the following:

 Frederick G. Fromm
 Portfolio Manager of Advisers

Mr. Fromm holds a Bachelor of Arts degree in Business Economics from the University of California, Santa Barbara. He has been with the Franklin Templeton Group since 1992.

II. The second category under "How Do I Buy Shares? - Minimum Investments," discussing minimum investments for qualified registered investment advisors, is replaced with the following:

2. Qualified registered investment advisors or certified financial planners who have clients invested in the Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has entered into an agreement with Distributors, subject to a $1,000 minimum initial and $50 minimum subsequent investment requirement

III. The following new item is added under "May I Exchange Shares for Shares of Another Fund? - Exchange Restrictions":

   o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your Fund shares.

IV. The section "Keeping Your Account Open," found under "Transaction Procedures and Special Requirements," is replaced in its entirety with the following:

 KEEPING YOUR ACCOUNT OPEN

 Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts. These minimums do not apply to IRAs, accounts managed by the Franklin Templeton Group, the Franklin Templeton Profit Sharing 401(k) Plan, the series of Franklin Templeton Fund Allocator Series, or certain defined contribution plans that qualify to buy shares with no minimum initial investment requirement.

                 Please keep this supplement for future reference.